EXHIBIT 10.4

Assignment and Pledge Agreement to be dated at closing pledging to Michael Alon and Michael Korff as agents for the Network 60 Share Owners a first priority security interest in the assets effectively conveyed to Dtomi, Inc. via the Share Exchange Agreement (Exhibit 10.1).

                         ASSIGNMENT AND PLEDGE AGREEMENT
      (Limited Liability Company, Limited or General Partnership Interest)

     THIS ASSIGNMENT AND PLEDGE AGREEMENT (this "Agreement") dated as of October ____, 2002, made by DTOMI, Inc., with an office at
_____________________________, (the "Pledgor") is in favor of Michael Alon and Michael Korff, as Agents for the Network 60 Share Owners (the "Secured Party") with an address at _________________________________________________.

                              W I T N E S S E T H:

     WHEREAS, Pledgor is the legal and beneficial owner of a limited liability company membership interest, general partnership interest and/or limited partnership interest as more particularly set forth on Exhibit "A" annexed hereto (as such interest may vary from time to time, collectively the "Pledged Partnership Interest"), including without limitation the capital accounts (collectively the "Pledged Account") as defined in those certain operating and or partnership agreements (collectively the "Partnership Agreement") set forth on Exhibit "A" (collectively the "Partnership").

     WHEREAS, it is a condition precedent to the extension of credit or other financial accommodations (the "Loan") to Pledgor that Pledgor shall have made the pledge contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the Loan, Pledgor hereby agrees with Secured Party as follows:

     SECTION 1. Pledge and Assignment. Pledgor hereby pledges to Secured Party, grants to Secured Party a first priority security interest in and assigns all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

     1.1.      all of  Pledgor's  economic  interest in the Pledged  Partnership
Interest;

     1.2.      all of the Pledged Account;

     1.3. any and all payments or distributions, a) received, receivable or from time to time distributed in respect of or in exchange for, or b) acquired by the Partnership which become a part of, or c) are otherwise allocated to, the Pledged Account or Pledged Partnership Interest;

     1.4. any other increase in the Pledged Account or Pledged Partnership Interest; and

     1.5.      all income and proceeds of any of the foregoing.

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     SECTION 2. Security for Obligations.

     2.1 Secured Party is hereby granted and assigned by Pledgor the right to receive all income and proceeds of the Pledged Collateral for the purpose of enforcing its interest in the Pledged Partnership Interest, this Assignment and Agreement constituting a present, absolute Assignment of the Pledged Partnership Interest. The assignment made hereunder is for security purposes only. This Agreement secures and the Pledged Collateral is security for the indefeasible payment in full when due, of all obligations and debts of Pledgor now or hereafter existing whether for principal, interest, fees, expenses or otherwise, including without limitation obligations under this Agreement under the promissory note of even date (the "Note") by Pledgor as Maker, and Michael Alon and Michael Korff, as Secured Party (all such obligations being the "Obligations"). Secured Party shall have no duty or obligation whatsoever, to demand, sue or make collection of any sum or benefit at any time owing or existing for the benefit of Pledgor. Notwithstanding the assignment set forth herein, this Agreement shall not constitute Secured Party a partner of the Partnership under any circumstance whatsoever, or render Secured Party liable in any way to any of the members or creditors of the Partnership for any reason whatsoever. Secured Party shall not be liable to Pledgor or any person claiming under or through Pledgor by reason of any good faith act or omission of Secured Party.

     SECTION 3. Representations and Warranties.

Pledgor represents and warrants as follows:

     3.1. The Partnership Agreement and the Pledged Account are each in full force and effect.

     3.2. The pledge of and granting of a security interest in the Pledged Account pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

     3.3. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than UCC-l Financing Statements) is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Secured Party of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

     3.4. No certificate evidencing a Pledged Partnership Interest has been issued to the Pledgor.

     The representations and warranties set forth in this Section 3 shall survive the execution and delivery of this Agreement.

     SECTION 4. Covenants.

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     4.1.      Pledgor  agrees  that at any time and from  time to time,  at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     4.2. Pledgor will defend the title to the Pledged Collateral and the priority of the security interest of Secured Party thereon against the claim of any Person and will maintain and preserve such security interest.

     4.3. Pledgor agrees acquisition (directly or indirectly) of any assets, in respect of the Pledged Account shall be received in trust for the benefit of Secured Party, shall be maintained in the Pledged Account, and automatically shall become subject to the security interests created by this Agreement.

     4.4. Pledgor shall not without the prior written consent of Secured Party, which consent may be withheld for any reason in the sole and absolute discretion of Secured Party, request or make any withdrawal from the Pledged Account.

     4.5. So long as any Obligations or potential Obligations of Pledgor to Secured Party remain outstanding, Pledgor shall not withdraw all or any part of the Pledged Collateral or redeem any percentage of Pledgor's Partnership interest in the Partnership without the prior written consent of Secured Party.

     4.6. Pledgor shall promptly notify Secured Party in writing of any default (of which Pledgor has actual knowledge) by any member in the Partnership in the performance of any of the terms, conditions or obligations required to be performed by such member pursuant to the Partnership Agreement.

     4.7. Pledgor shall promptly notify Secured Party in writing of the initiation of any court, administrative or similar proceedings by or against Pledgor or the Partnership to enforce the terms of the Partnership Agreement.

     4.8. Pledgor shall immediately notify Secured Party of any material adverse change in the Pledged Collateral or any occurrence which could materially and adversely affect the interests of Secured Party, and of any adverse claim or other encumbrance arising out of or with respect to the Pledged Collateral.

     SECTION 5. Rights of Pledgor; Secured Party.

     5.1. As long as no event referred to in Section 5.4 shall have occurred, Secured Party grants to Pledgor a license to exercise any and all economic rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if

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and when, in Secured  Party's  judgment,  such action would have any  reasonable likelihood of having a material adverse effect on the value of the Pledged Collateral or any part thereof.

     5.2. Upon the occurrence of any of the events referred to in Section 5.3, the license granted to Pledgor herein to exercise any rights pursuant to
Section 5.1 above shall be revoked upon notice by Secured Party to Pledgor, and all such rights as well as the right to give notice to the Partnership for a withdrawal from the Pledged Account to cause a redemption of the Pledged Partnership Interest and to receive the proceeds of such withdrawal, shall thereupon become vested exclusively in Secured Party.

     5.3 Secured Party may exercise the rights referred to in Section 5.2 if:

     5.3.1. Failure to Pay. If Pledgor fails to make when due, any payment required by this Agreement, or any other agreement or document between Pledgor and Secured Party;

     5.3.2. Failure to Perform. If Pledgor fails to perform or observe any covenant, term or condition of this Agreement, or any other agreement with Secured Party to be performed or observed by Pledgor;

     5.3.3. any Obligation owed to Secured Party now or in the future is not paid when it becomes due; or

     5.3.4. the cash value of the Pledged Account declines to a level which in the reasonable discretion of Secured Party is below that which provides adequate security for the Obligations; or

     5.3.5. any provision of this Agreement or any other agreement between Pledgor and Secured Party is violated; or

     5.3.6. the occurrence of the termination, dissolution, insolvency or the institution of any proceeding for the bankruptcy, reorganization or receivership of Pledgor or the Partnership or any material portion of its or their respective assets; or

     5.3.7. Pledgor has made or makes any false or misleading statements herein or in any agreement or certificate delivered to Secured Party or about Pledgor's financial affairs or about any other important matter regarding this Agreement or the Pledged Collateral or any loan or any application or any agreement with Secured Party; or

     5.3.8. anything has happened or happens which Secured Party reasonably believes might adversely affect its interest in or the value of the Pledged Collateral or any other property securing any of the Obligations or the ability or intention of Pledgor or any other person liable for any of the Obligations, now or in the future, to pay the Obligations as they become due; or

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     5.3.9.    Secured  Party or  Pledgor  receives  any  notice of  default  by
Pledgor, or the occurrence of a default by Pledgor, under the terms of the Partnership Agreement and the expiration of any applicable grace period with respect thereto;

     5.3.10. there occurs the sale, assignment or transfer of Pledgor's interest in the Partnership or any portion thereof, by instrument, conveyance, operation of law or otherwise;

     5.3.11.   Felony Conviction. If Pledgor shall be convicted of a felony.

     SECTION 6. Transfers and Other Liens. Pledgor agrees that it will not (i) sell, assign or transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Partnership Interest, Pledged Collateral or Pledgor's economic or other interest in the Partnership, or (ii) create or permit to exist any lien, upon or with respect to any of Pledged Partnership Interest, the Pledged Collateral, or Pledgor's economic or other interest in the Partnership except for the lien in favor of Secured Party under this Agreement.

     SECTION 7. Financing Statements.

     Secured Party is authorized to file and Pledgor hereby ratifies the filing of any financing statements or amendments thereto in any jurisdiction Secured Party deems appropriate with respect to any of the Pledged Collateral for the purpose of perfecting its rights as a Secured Party; and Pledgor agrees to reimburse Secured Party for the reasonable expense of any such filing, including reasonable attorneys fees.

     SECTION 8. Remedies. If any event specified in Section 5.3 shall have occurred:

     Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time.

     SECTION 9. Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement; (ii) the exercise or enforcement of any of the rights of Secured Party hereunder; or
(iii) the failure by Pledgor to perform or observe any of the provisions hereof.

     SECTION 10. Release. No act or omission of any kind on Secured Party's part shall in any event affect or impair this Agreement.

     SECTION 11. Indemnification. Pledgor agrees to indemnify and hold Secured Party harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Secured Party, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including without limitation, any taxes payable in connection with the delivery or registration of any, of the Pledged Collateral as provided herein. The obligations of Pledgor under this Section shall survive the termination of this Agreement.

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     SECTION 12.  Waiver.  No delay on Secured  Party's part in  exercising  any right hereunder, shall constitute a waiver thereof, or limit or impair Secured Party's right to take any action or to exercise any right hereunder, without notice or demand, or prejudice Secured Party's rights as against Pledgor in any respect.

     SECTION 13. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor here from, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14. Continuing Security Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral and shall
(i) remain in full force and effect until indefeasible payment in full of the Obligations; (ii) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made; (iii) be binding upon Pledgor, its successors and assigns; and (iv) inure, together with the rights and remedies of Secured Party to the benefit of Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iv), Secured Party may assign or otherwise transfer any note or instrument held by it to any other Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 15. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     SECTION 16. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS ( AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK. REFERENCES TO THE UNIFORM COMMERCIAL CODE SHALL MEAN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

     SECTION 17. Waiver of Jury Trial, Submission to Jurisdiction.

     17.1. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-

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EXCLUSIVE  JURISDICTION  OF THE AFORESAID  COURTS.  PLEDGOR  HEREBY  IRREVOCABLY
WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

     17.2. Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at its said address set forth on the first page hereof, such service to become effective 30 days after such mailing. Nothing contained in this Section 17 shall affect the right of Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

     17.3. PLEDGOR HEREBY AGREES TO WAIVE ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT.

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     SECTION 18. Capitalized Terms. Capitalized Terms used herein shall have the meanings ascribed to them in that certain Share Exchange Agreement executed ____________, 2002 by and between DTOMI, Inc., Network60, LLC, the members of Network60, LLC, and Ubiquity Partners, LLC.

     IN WITNESS WHEREOF, Pledgor has duly executed and delivered this Agreement as of the date first above written.

                                        DTOMI, Inc.


                                        By:____________________________________
                                        Name:
                                        Title:

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